UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

AKERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

601 Gateway Boulevard, Suite 350, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 487-6488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 9, 2025, Akero Therapeutics, Inc. (the “Company” or “Akero”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Novo Nordisk A/S, a Danish aktieselskab (“Parent”), and NN Invest Sub, Inc, a Delaware corporation and a direct or indirect wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company common stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) will automatically be cancelled and converted into the right to receive (i) cash in an amount equal to $54.00, without interest thereon and subject to any applicable tax withholdings (the “Closing Consideration”) and (ii) one contractual contingent value right (a “CVR”) representing the right to receive $6.00 in cash, without interest and subject to any applicable tax withholdings, if a specified milestone is achieved, pursuant to the CVR Agreement (as defined and further described below).

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal restraints preventing or otherwise making illegal the consummation of the Merger, no Material Adverse Effect with respect to the Company having occurred since the date of the Merger Agreement that is continuing, the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) applicable to the Merger, the obtainment of any clearance or approval applicable to the Merger under the antitrust and foreign direct investment laws of other applicable foreign jurisdictions, and the adoption of the Merger Agreement by holders of Company common stock representing at least a majority of the outstanding Company’s common stock.

The parties expect the Merger and the other transactions contemplated by the Merger Agreement to close around year end. The Merger Agreement provides that as promptly as reasonably practicable (and in any event within 10 business days) after the date of the Merger Agreement, the Company will prepare and file a preliminary proxy statement relating to the Company’s meeting of its stockholders for the purpose of voting upon the adoption of the Merger Agreement.

At or prior to the Effective Time of the Merger, Parent, a direct or indirect wholly owned subsidiary of Parent designated in the CVR Agreement and a rights agent will enter into a Contingent Value Rights Agreement, in the form attached as Annex I to the Merger Agreement, with such changes as may be permitted by the Merger Agreement (the “CVR Agreement”).

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the Effective Time. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions to allow the Board of Directors to exercise its fiduciary duties. These exceptions include that, subject to the terms and conditions of the Merger Agreement, if the Company receives an acquisition proposal that did not result from the Company’s breach of its no-shop covenants, and following such receipt, the Board of Directors determines in good faith, after consultation with its outside legal counsel, that such acquisition proposal is or could lead to a Superior Offer and the failure to terminate the Merger Agreement and change its recommendation of the Merger to the Company’s stockholders would be inconsistent with the Board of Directors’ fiduciary duties under applicable law, then the Company is permitted to terminate the Merger Agreement and the Board of Directors is permitted to change its recommendation of the Merger to the Company’s stockholders (subject to certain customary match rights in favor of Parent).

The Merger Agreement contains certain termination rights for the Company and Parent. Subject to the terms and conditions of the Merger Agreement, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by 11:59 PM Eastern Time, on April 9, 2026, which period may be extended automatically for six months if at the end of the prior period, all conditions to closing of the Merger other than conditions relating to the HSR Act or other applicable antitrust and foreign direct investment laws have been obtained or waived as of such date, and extended for an additional six-month period if at the end of the prior period, all conditions to closing of the Merger other than conditions relating to the HSR Act or other applicable antitrust and foreign direct investment laws have been obtained or waived as of such date and either Company or Parent (in each of their sole discretion) provides prompt notice of such decision to extend (the “End Date”).

Upon termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Parent a termination fee of $165,000,000. Such circumstances include where the Merger Agreement is terminated (i) in connection with the Company accepting a Superior Offer and entering an agreement for the consummation of a transaction which the Board of Directors determines constitutes a Superior Offer and (ii) due to the Board of Directors’ change of, or failure to reaffirm as required by the Merger Agreement, its recommendation of the Merger to the Company’s stockholders. The termination fee will also be payable if the Merger Agreement is terminated (i) (a) by Parent or the Company because the Merger is not consummated before the End Date (but in the case of a termination by the Company, only if Parent would not be prohibited from terminating the Merger Agreement on this basis because its material breach had caused or resulted in the Merger not being consummated by the End Date), (b) by Parent or the Company due to failure to obtain the requisite Company stockholder vote to adopt the Merger Agreement, or (c) by Parent because the Company breaches its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met (provided that neither Parent nor Merger Sub is then in breach of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met), (ii) prior to any such termination, a proposal to acquire 50% or more of the Company’s stock or assets is communicated to the Board of Directors or publicly disclosed and has not been withdrawn, and (iii) the Company enters into an agreement for, or consummates, a transaction involving an acquisition of 50% or more of the Company’s stock or assets within 12 months of such termination.

The Merger Agreement further provides that Parent will be required to pay the Company a reverse termination fee of $185,000,000 in the event the Merger Agreement is terminated in certain specified circumstances, including if the Merger is not consummated before the End Date because certain conditions related to antitrust or foreign direct investment laws have not been satisfied.

At the Effective Time, each Company Option that is then outstanding and unexercised, whether or not vested and which has a per share exercise price that is less than the Closing Consideration (each, an “In the Money Option”), will be cancelled and converted into the right to receive a cash payment equal to the product of the excess of the Closing Consideration over the per share exercise price of such In-the-Money Option, multiplied by the total number of shares of Company common stock subject to such In-the-Money Option immediately prior to the Effective Time, plus one CVR for each share of Company common stock subject to such In-the-Money Option immediately prior to the Effective Time.

Holders of Company Options which have a per share exercise price equal to or exceeding the Closing Consideration (each, an “Out of the Money Option”) will be entitled to exercise such Out of the Money Options on a basis that allows such holders to participate in the Merger. Out of the Money Options that remain outstanding and unexercised as of the Effective Time will be cancelled for no consideration.

At the Effective Time, each then outstanding Company RSU will be cancelled and the holder thereof will be entitled to receive a cash payment equal to the product of the Closing Consideration and the number of shares of Company common stock subject to such Company RSU, plus one CVR for each share of Company common stock subject to the Company RSU.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement and (ii) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. In addition, the representations, warranties and covenants have been qualified by (a) matters specifically disclosed in certain of the Company’s filings with the United States Securities and Exchange Commission (“SEC”), (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement and (c) materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.

Contingent Value Rights Agreement

At or prior to the Effective Time, Parent and a rights agent will enter into the CVR Agreement governing the terms of the CVRs. The CVRs are contractual rights only and are not transferable except under certain limited circumstances, will not be evidenced by a certificate or other instrument and will not be registered with the SEC or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent, any constituent corporation party to the Merger Agreement or any of their respective affiliates or subsidiaries.

Each CVR represents a non-tradeable contractual contingent right to receive $6.00, without interest and subject to applicable tax withholdings (the “Milestone Payment”), upon receipt by Parent or one of its affiliates or assignees, prior to June 30, 2031, of FDA Approval for efruxifermin for subcutaneous injection (whether alone or in combination with another product) for the treatment of patients with compensated cirrhosis (consistent with stage F4c fibrosis) due to metabolic dysfunction-associated steatohepatitis, and which expressly sets forth the foregoing as an indication in the indications and usage section of the FDA-approved prescribing information for such product (the “CVR Milestone”).

There can be no assurance that the CVR Milestone will be achieved by June 30, 2031, or that the Milestone Payment will become payable to holders of CVRs.

Additional Information

The foregoing description of the Merger Agreement and the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Form of CVR Agreement, which is attached as Annex I to the Merger Agreement, and the terms of which are incorporated herein by reference.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 8, 2025, the Board approved and adopted an amendment (the “Forum Selection Amendment”) to the Company’s existing Bylaws that amends and replaces the existing Article VI, Section 8 forum selection provision.

The Forum Selection Amendment is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01	Other Events.

Press Release

On October 9, 2025, the Company issued a press release announcing entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 9, 2025, by and among Akero Therapeutics, Inc., Novo Nordisk A/S and NN Invest Sub, Inc.*

3.1	Amendment to Akero Therapeutics, Inc.’s Bylaws, dated October 8, 2025.

99.1	Press Release issued by Akero Therapeutics, Inc. on October 9, 2025.

104	Cover Page Interactive Data File

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

* * *

Important Information and Where to Find It

This Current Report on Form 8-K may be deemed solicitation material in respect of the proposed transaction by and among Akero Therapeutics, Inc. (the “Company” or “Akero”), Novo Nordisk A/S (“Parent”) and NN Invest Sub, Inc. This Current Report on Form 8-K does not constitute a solicitation of any vote or approval. In connection with the proposed transaction between Akero and Parent, Akero intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Akero stockholders. Akero may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Akero may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Akero through the website maintained by the SEC at www.sec.gov, Akero’s website at https://ir.akerotx.com/financial-information/sec-filings or by contacting the Akero investor relations department at the following:

Christina Tartaglia

(212) 362-1200

IR@akerotx.com

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Akero and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Akero’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of Akero’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 and (ii) the “Proposal 1 – Election of Class III Directors,” “Executive Compensation,” and “Principal Stockholders” sections of Akero’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, and will be contained in the proxy statement to be filed by Akero in connection with the proposed transaction. Any change of the holdings of Akero’s securities by its directors or executive officers from the amounts set forth in the proxy statement for its 2025 annual meeting of stockholders have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Jonathan Young, filed on October 3, 2025, September 12, 2025, September 4, 2025, August 13, 2025, July 2, 2025, June 20, 2025 and June 12, 2025; by Catriona Yale, dated September 12, 2025, July 18, 2025, July 2, 2025, June 20, 2025, June 20, 2025, June 12, 2025 and May 19, 2025; by Richard William White, dated September 12, 2025, July 2, 2025, June 20, 2025 and June 12, 2025; by Timothy Rolph, dated September 12, 2025, September 10, 2025, August 7, 2025, July 9, 2025, July 2, 2025, June 20, 2025, June 12, 2025, June 9, 2025, May 8, 2025 and April 28, 2025; by Andrew Cheng, dated September 12, 2025, August 13, 2025, July 11, 2025, July 2, 2025, June 20, 2025, June 12, 2025 and May 13, 2025; by Scott Gangloff, dated August 19, 2025, July 2, 2025 and June 20, 2025; by Jane Henderson, dated August 12, 2025 and June 5, 2025; by Patrick Lamy, dated July 3, 2025, July 2, 2025, June 20, 2025, June 20, 2025, June 12, 2025, June 4, 2025, May 23, 2025 and May 9, 2025; by Mark T. Iwicki, dated June 5, 2025; by Seth Loring Harrison, dated June 5, 2025; by Yuan Xu, dated June 5, 2025; by Tomas J. Heyman, dated June 5, 2025; by Judy Chou, dated June 5, 2025; and by Graham G. Walmsley, dated June 5, 2025. Akero stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Akero directors and executive officers in the transaction, which may be different than those of Akero stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Akero’s website at https://ir.akerotx.com/financial-information/sec-filings.

Forward-Looking Statements Disclaimer

This communication contains forward-looking statements related to Akero, Parent and the proposed acquisition of Akero by Parent (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Akero’s forward-looking statements include, without limitation, statements regarding the Transaction, and about the parties’ ability to satisfy the conditions to the consummation of the Transaction; statements about the expected timetable for completing the transaction; Akero’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Akero, the U.S. Food and Drug Administration’s (“FDA”) approval of Akero’s new drug application for efruxifermin for the treatment of metabolic dysfunction-associated steatohepatitis, Akero’s ability to commercialize current and future product candidates, the anticipated timing of closing of the Transaction and the accuracy of any assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performances and are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the ability to obtain shareholder approval; the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated as of October 9, 2025, among Akero Therapeutics, Inc., Novo Nordisk A/S and NN Invest Sub, Inc (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability for the parties to consummate the Transaction on a timely basis or at all; risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing offers will be made; the possibility that various closing conditions, including the ability to secure regulatory approvals and stockholder approval on terms expected, at all or in a timely manner, for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; the risk that the Transaction will divert management’s attention from the Company’s ongoing business operations or otherwise disrupt the Company’s ongoing business operations; changes in the Company’s business during the period between now and the closing of the Transaction; certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the Transaction; the ability to maintain or expand regulatory approvals or commercialize the Company’s products; that the results of any ongoing or future clinical trials may not satisfy U.S. or non-U.S. regulatory authorities; the uncertainty associated with the current worldwide economic and financial conditions in the United States and around the word, including as a result of pandemics and epidemics, rising inflation, increased interest rates, natural disasters, military conflicts, terrorist attacks and other similar matters; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in Akero’s periodic reports filed with the SEC, including quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Akero and Parent, and Akero and Parent disclaim any obligation to update the information contained in this communication as new information becomes available except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2025

Akero Therapeutics, Inc.

By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D.
President and Chief Executive Officer